Exhibit 99.1

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Small-to-Medium Enterprises

Bill Heys

                  Executive Vice President & President, Value and Small-to-Medium Enterprises

[LOGO] EarthLink We revolve around you TM

Executive Summary

EarthLink has an existing very profitable $70 million enterprise business

•              DSL, T-1, Frame Relay, Web hosting, etc.

The acquisition of New Edge Network will provide a platform to invest in a >20% growth market

Synergies in data, voice, and security

An exit rate of $200 million revenue annually in 2006!

Complementary Product Offerings

Building a Portfolio of SME Products in Attractive Growth Markets

Market Segment	Access	Value Added Services
Single Site Soho<5	ELNK Small Biz	VPN	Web Hosting	Security (Aluria)	Voice (VoIP)	On-site Services (2006)
Multi Site Small/Medium Enterprise <200	New Edge Networks		2006	2006	2006	2006

Fast Growing Market

[GRAPH]

“Edge” Agnostic Product Suite

Wide Area Networking			Internet Access	Wholesale Solutions

•	Managed Network	•	DSL	•	DSL
Services
		•	xDSL	•	T-1
•	Virtual Private
		•	SDSL	•	IP Transit
Networks
		•	T-1
•	Private Networks
		•	DS3
•	Managed VPNs
		•	OCx
•	Frame Relay
		•	Ethernet
•	Frame over DSL

•	ATM

•	Private Line

Expertise and systems to handle variety of technologies across multiple Incumbent Local Exchange Carriers

New Edge Networks

New Edge Networks builds complex wide area networks for carrier and business customers. Unique national facilities-based Managed Services Provider (MSP)

•              Largest XDSL, FR/ATM, IP footprint in US

•              Nearly 100% US business coverage

•              focus on business and carrier networks

•              Wholesale and retail

•              EDI provisioning with all carriers

•              Multiple, scalable sales distribution channels

Balanced Distribution… Retail and Wholesale

	Retail		Wholesale
•	100 Internal Quota	•	Large, national
	Carrying		partners -MCI, AT&T,
SBC, BellSouth, etc.
•	1000+ alternate
	channel partners such	•	300 smaller ISP
	as VARs, agents,		partners
equipment vendors,
ISOs, etc

Benefits to New Edge

•              Using retail and wholesale channels increases growth

•              Largest customer (SBC) represents less than 15% of  revenues

•              67% of all recurring revenues billed directly to the end user

Market Size — Most Major US Carriers Use New Edge

[CHART]

Some New Edge Enterprise Customers

[CHART]

Customer Examples

Wholesale — BellSouth

•        New Edge Network Solution - out-of-region, out-of-franchise DSL/frame relay access

•        Ex. North Carolina Court System — Sprint territory

•        384kbs DSL @ $ per location

•        Two year term

Retail — Build A Bear! — signed 1/16/06

•        200 retail locations growing by 30-50 stores a year

•        Current network - Sprint 56k frame relay

•        New Edge Network Solution — Network VPN with Dial Back-up and Managed Network Services package

•        384kbs DSL @ $ per location

•        Two year term

•        Applications — point of sale

Bigfoot — “King of T-1 and below”

Total U.S. Central Offices Providing Last Mile Access: 22,000

[GRAPH]

Majority of today’s branch applications require T-1 or less

10,000 COs cover 95% of US business locations

New Edge Network has DSLAMs and Network to Network interfaces (NNIs) that reach 9,500 of these COs

New Edge Network Frame Relay covers all

We are “edge agnostic”

No other national carrier has coverage this broad or deep unless they buy from New Edge Network

Bigfoot .....A Hard Asset to Replicate

Diversified Market Opportunity

Segment	HQ	Sites	Avg.

Retail	7,015	233,087	33

Bus. Services	5,415	70,129	13

Prof. Services	4,998	41,686	8

Banking	4,785	72,293	15

Medical	1,330	19,217	14

Lodging	479	6,456	13

Many attractive channel opportunities

Broadband Networks — Customer Types

[GRAPH]

Retail is current focus…

Segment	HQ	Sites	Avg.
Retail	7,015	233,087	33

Bus. Services	5,415	70,129	13

Prof. Services	4,998	41,686	8

Banking	4,785	72,293	15

Medical	1,330	19,217	14

Lodging	479	6,456	13

...but we will be investing to drive deeper in retail and

expand into the other verticals

How do they do it...

Example:  the “Retail Broadband Alliance”

New Edge has created a nationwide alliance of Retailers to focus on their specific needs for

•              Software, Hardware, Security, Payment processing, applications, networks, etc.

Creating these best-practice sharing groups provides insight into the latest technology developments and helps to marry them to the latest customer needs

Keeps New Edge on the forefront of opportunities

The Retail Profile

Why do they buy?

Email

Faster transactions

Expand payment options

In store ATM and Kiosks

Market basket analysis

Real-Time inventory Workforce Management Online training Video security Cheaper than dial-up!

What Do Telecom Customers Really Want?

ROI ....this is the easy part!

100% coverage, low cost, QOS and high availability

Don’t know / understand telecom ...and don’t want to

One Neck to Grab

•         Want to make one call — Professional Services

•         Want to work with people that they like and trust

Do not want to feel “ripped off” ...they will pay a premium

Low entry (capex) cost ...make it easy

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Key Takeaways

Fast growing, attractive market

Difficult to replicate national broadband network “Bigfoot”

Logical extension of existing EarthLink business

Significant cross-selling opportunities

Leveraging combined strengths in a fragmented, fast growing market